ICON Bond Fund

Supplement dated July 15, 2013 to the Prospectus and Statement of Additional Information

dated January 22, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the ICON Bond Fund (the “Fund”) dated January 22, 2013.

On page 8 of the Prospectus, under the heading “Portfolio Manager” delete the paragraph and insert the following:

Portfolio Managers: Zach Jonson and Donovan J. (Jerry) Paul are the Co-Portfolio Managers of the Fund. Mr. Jonson has managed the Fund since January 2011 and Mr. Paul became Co-Portfolio Manager in July 2013

On pages 44 of the Prospectus, under the heading “Portfolio Managers” insert “Donovan J. (Jerry) Paul - Since July 2013” under the respective columns - Portfolio Manager and Tenure, after Zach Jonson.

On page 46 of the Prospectus, add the following resume:

Donovan “Jerry” Paul, co-portfolio manager of the Bond Fund, joined ICON in July 2013 as a Portfolio Manager. Mr. Paul is a Vice President of the Adviser. Before joining ICON he was a senior vice president, director of fixed-income research and portfolio manager of INVESCO Funds Group (1994 - 2001), founder and managing partner of Quixote Capital Management, LLC, (2002 - 2009), partner of Essential Investment Partners, LLC, (2009 – 2011) and Senior Vice President Western Alliance Bancorporation (2012). He holds an MBA from the University of Northern Iowa and BBA from the University of Iowa. Mr. Paul is a Chartered Financial Analyst.